UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 28, 2003

CARDIAC SCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19567	33-0465681
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1900 Main Street, Suite 700, Irvine, CA		92614
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 797-3800

Item 7. - Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 28, 2003.

Item 12 - Results of Operations and Financial Condition.

On October 28, 2003, Cardiac Science, Inc., issued a press release to report its financial results for the quarter ended September 30, 2003. The release is furnished as Exhibit 99.1 hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIAC SCIENCE, INC.

October 28, 2003	By:	/s/ Raymond W. Cohen

Raymond W. Cohen
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 28, 2003.